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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 1, 2022

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, Primoris Services Corporation, a Delaware corporation (“Primoris, the “Company”) entered into an Amended and Restated Employment Agreement (each, an “Employment Agreement”) with each of Tom McCormick, John F. Moreno, Jr., Ken M. Dodgen and John M. Perisich, to supersede and replace in their entirety the existing agreements dated November 4, 2019, April 1, 2019, May 22, 2017 and August 8, 2016, respectively. The following summaries are qualified in their entirety by reference to the full text of each Employment Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 and incorporated herein by reference.

Tom McCormick

The Employment Agreement with Mr. McCormick (the “McCormick Agreement”) provides that Mr. McCormick shall serve as the Company’s President and Chief Executive Officer and continue until terminated in accordance with Section 5 of the McCormick Agreement. Under the terms of the McCormick Agreement, Mr. McCormick is entitled to an initial base salary of $850,000 and is eligible for a bonus under the Company’s annual incentive compensation plan with a target of 120% of his base salary. He is also eligible to receive annual long-term incentive equity or equity-based awards under the Primoris Services Corporation 2013 Equity Incentive Plan (the “Equity Plan”). In addition, the McCormick Agreement provides that Mr. McCormick is entitled to certain perquisites, including a $12,000 annual vehicle allowance, five weeks of vacation per year, up to 75 hours per year of personal use of corporate owned or leased aircraft, and reimbursement for one club membership.

In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 200% of the annual base salary, a pro-rated bonus for the current year and up to one year of the employee’s share of the premium for COBRA medical benefits. In the event of termination for cause or resignation without good reason, the Company shall have no further obligation under the McCormick Agreement. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.5 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs and up to 30 months of the employee’s share of the premium for COBRA medical benefits.

John F. Moreno, Jr.

The Employment Agreement with Mr. Moreno (the “Moreno Agreement”) provides that Mr. Moreno shall serve as the Company’s Chief Operating Officer and continue until terminated in accordance with Section 5 of the Moreno Agreement. Under the terms of the Moreno Agreement, Mr. Moreno is entitled to an initial base salary of $600,000 and is eligible for a bonus under the Company’s annual incentive compensation plan with a target of 100% of his base salary. He is also eligible to receive annual long-term incentive equity or equity-based awards under the Equity Plan and perquisites made available to similarly situated executives, subject to the Company’s policies and practices.

In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 100% of the annual base salary, a pro-rated bonus for the current year and up to one year of the employee’s share of the premium for COBRA medical benefits. In the event of termination for cause or resignation without good reason, the Company shall have no further obligation under the Moreno Agreement. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.0 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a pro-rated bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs and up to 24 months of the employee’s share of the premium for COBRA medical benefits.

Ken M. Dodgen

The Employment Agreement with Mr. Dodgen (the “Dodgen Agreement”) provides that Mr. Dodgen shall serve as the Company’s Executive Vice President and Chief Financial Officer and continue until terminated in accordance with Section 5 of the Dodgen Agreement. Under the terms of the Dodgen Agreement, Mr. Dodgen is entitled to an initial base salary of $530,000 and is eligible for a bonus under the Company’s annual incentive compensation plan with a target of 100% of his base salary. He is also eligible to receive annual long-term incentive equity or equity-based awards under the Equity Plan and perquisites made available to similarly situated executives, subject to the Company’s policies and practices.

In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 100% of the annual base salary, a pro-rated bonus for the current year and up to one year of the employee’s share of the premium for COBRA medical benefits. In the event of termination for cause or resignation without good reason, the Company shall have no further obligation under the Dodgen Agreement. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.0 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a pro-rated bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs and up to 24 months of the employee’s share of the premium for COBRA medical benefits.

John M. Perisich

The Employment Agreement with Mr. Perisich (the “Perisich Agreement”) provides that Mr. Perisich shall serve as the Company’s Executive Vice President and Chief Legal Officer and continue until terminated in accordance with Section 5 of the Perisich Agreement. Under the terms of the Perisich Agreement, Mr. Perisich is entitled to an initial base salary of $530,000 and is eligible for a bonus under the Company’s annual incentive compensation plan with a target of 100% of his base salary. He is also eligible to receive annual long-term incentive equity or equity-based awards under the Equity Plan and perquisites made available to similarly situated executives, subject to the Company’s policies and practices.

In the event of termination without cause, resignation with good reason or by reason of death or disability, severance benefits will be paid, including a lump sum equal to 100% of the annual base salary, a pro-rated bonus for the current year and up to one year of the employee’s share of the premium for COBRA medical benefits. In the event of termination for cause or resignation without good reason, the Company shall have no further obligation under the Perisich Agreement. In the event of termination due to a change in control, severance benefits will be paid, including a lump sum equal to 2.0 times the sum of the annual base salary in effect upon the termination date and the target bonus for the year in which the termination date occurs, a pro-rated bonus, if any, which would have been payable to the employee for the calendar year in which the termination date occurs and up to 24 months of the employee’s share of the premium for COBRA medical benefits.

* * *

Each Employment Agreement prohibits Mr. McCormick, Mr. Moreno, Mr. Dodgen and Mr. Perisich from soliciting employees from the Company or rendering services to a competing entity following the date of termination, (i) for a restricted period of two years for Mr. McCormick and one year for Mr. Moreno, Mr. Dodgen and Mr. Perisich, in the case of termination for cause by the Company or without “good reason” by the employee, and (ii) if during a “CIC Protection Period” (as defined in each Employment Agreement), for a restricted period of 30 months for Mr. McCormick and two years for Mr. Moreno, Mr. Dodgen and Mr. Perisich, in the case of termination without cause by the Company or for “good reason” by the employee. To receive termination payments and benefits under each Employment Agreement, Mr. McCormick, Mr. Moreno, Mr. Dodgen and Mr. Perisich, as applicable, must execute a general release of claims against the Company.

Item 9.01            Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated April 1, 2022, by and between Primoris Services Corporation and Tom McCormick
10.2	Employment Agreement dated April 1, 2022, by and between Primoris Services Corporation and John F. Moreno, Jr.
10.3	Employment Agreement dated April 1, 2022, by and between Primoris Services Corporation and Ken M. Dodgen
10.4	Employment Agreement dated April 1, 2022, by and between Primoris Services Corporation and John M. Perisich
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: April 5, 2022	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer

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